Exhibit 99.1

IntraOp Medical Corporation Saving Lives

IntraOp Medical Corporation Safe-Harbor Statement Certain statements contained in this presentation that are forward-looking in nature are based on the current beliefs of our management as well as assumptions made by and information currently available to management, including statements related to the markets for our products, general trends in our operations or financial results, plans, expectations, estimates and beliefs. In addition, when used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to us or our management, may identify forward-looking statements.  These statements reflect our judgment as of the date of this presentation with respect to future events, the outcome of which is subject to risks, which may have a significant impact on our business, operating results or financial condition. You are cautioned that these forward-looking statements are inherently uncertain.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. A fuller discussion of the risks involved can be found in our Form 10-Q for the period ended December 31, 2008, a copy of which can be found at http://tinyurl.com/aqylnr. We undertake no obligation to update forward-looking statements.

IntraOp Medical Corporation Overview Ticker – IOPM In business for over 10 years Existing installed base of 26 Mobetrons Superior medical efficacy High barriers to entry 30 employees
Headquarters – Sunnyvale, CA

IntraOp Medical Corporation Historic Application of IOERT IOERT is recognized as one of the most effective radiation therapies for treatment of certain types of cancer IOERT in leading cancer centers since the 1970’s Conventional IOERT has been limited to use as “a last resort” due primarily to cost constraints

IntraOp Medical Corporation Issues with Historic IOERT Can only use a dedicated linear accelerator (“Linac”) in a shielded OR or heroic transport from OR to shielded bunker Cost issues: Anesthesia Preparation Equipment – high cost of Linac and approx. 100 tons of shielding Logistics of extended sterile field and actual transport Logistics issues: Scheduling of shielded bunker OR staff, radiology and Linac scheduling issues Transport and prep time add 1-2 hours to surgery Transport increases risk of infection and complications

IntraOp Medical Corporation IntraOp’s IOERT Solution – The Mobetron IOERT with the Mobetron is the most effective and efficient way to deliver Radiation Therapy (“RT”) Small and lightweight No additional shielding Fits in existing operating rooms, hallways and standard elevators Can be shared between multiple ORs The Mobetron eliminates the need for heroic transport and dedicated operating rooms Can move the machine to the patient

IntraOp Medical Corporation IOERT Patient Benefits Markedly improved long-term survival Directly destroys tumor cells left behind after surgery Dramatic improvement in local tumor control Substantially increases the effective dose of radiation Healthy tissue surrounding the tumor can be moved or protected Two minute treatment will eliminate weeks of conventional radiation

IntraOp Medical Corporation Multiple Mobetron Economic Benefits Hospital Patient System  Reimbursement Attracting new patients Time savings Reduce hospital stay Lower pharmaceutical needs More availability on Linacs Fewer recurrences to treat

IntraOp Medical Corporation Recent Recurrent Rectal Study from Mayo Clinic* Study by Dr. Michael Haddock, Mayo Clinic 17 year study 607 patients Dramatic improvements in local control and survival Mayo     National Average  5 year recurrence: 39%  > 80%  10 year recurrence: 42%  N/A   5 year survival:  31%  < 8%  10 year survival:  17%  < 5%    * Mayo IORT study is based on both Mobetron and Linac in Shielded OR.   Source: Michael Haddock ASTRO 09 Presentation

IntraOp Medical Corporation  Financial Impact of Mayo Study  There is a significant savings to the payors and patients by reducing recurrence Recurrence cost is typically over $250,000/patient due to chemo, surgery, hospital stay, pharmaceuticals, etc. By cutting recurrence by more than half the national average, this study alone eliminated roughly 249 recurrent patients

IntraOp Medical Corporation  Financial Impact of Mayo Study (cont.)  Assuming $250,000 savings per patient, Mayo saved the payors in this study over $62,000,000 With over 150,000 cases/year nationally, treating just 30% would save the country over  $3 billion per year

Mobetron Payback from Mayo study   IntraOp Medical Corporation  Very few hospitals are properly equipped to treat recurrences Most of the recurrent rectal cases in this study are referrals and provide a net contribution of roughly $40,000/patient. 70% of the 607 patients in this study represent 425 referral patients. At roughly 25 referral patients/year, Mayo generated enough in incremental revenue to pay back in under 3 yrs

IntraOp Medical Corporation  IOERT – Clinical Indications for Cancer  Brain     0.5%    Head & Neck  2.6 %  Breast  61.3 %  Pancreas  3.8 %  other GI  0.7 %  Rectum  14.7 %  Gynecolgical  3.7 %  Urological  1.5 Peritoneal/   Abdominal Sarcomas  3.7 %  Sarcomas on   Extremities  4.5%  Pediatric   0.3 %  Other  1.2 %  Stomach  1.5 %   Breakout of IOERT Uses Since 2006  Early stage cancers Breast Skin Lung Prostate  Traditional Indications: Locally Advanced and Recurrent Rectal Locally Advanced and Recurrent GYN     Pancreatic, Gastric, Bladder, Pediatric, Sarcomas, Head and Neck, Hepatobiliary, Esophageal, CNS Tumors

IntraOp Medical Corporation  Conventional  IOERT  IOERT  Overall Recurrence by Disease  Overall 5 -Year Survival by Disease *  Conventional Treatment = Surgery, external beam, and chemotherapy to current standards Except Inoperable Pancreatic – 3 Year Overall Survival with radiation sensitizer  IOERT – Definitive Clinical Evidence   Treatment Method Type of Cancer Conventional IOERTLocally Advanced Head & Neck 65% 25% Retroperitoneal Sarcomas 50% 25% Recurrent Rectal 80% 39% Locally Advanced Rectal 40% 12% Thoracic / Esophageal 85% 60% Breast  5% 0.5%   Treatment Method Type of Cancer Conventional IOERT Locally Advanced Head & Neck 12% 56% Operable Pancreatic 15% 27% Inoperable Pancreatic * 0% 23% Recurrent Rectal <10% 31% Locally Advanced Rectal 30% 65% Locally Advanced Pediatric 40% 69% Breast 90% 96%

The Mobetron vs. Other Treatment Modalities

Treatment specifics	Mobetron IOERT	Brachytherapy (Mammosite)	Low Energy X-Ray Xoft	Low Energy X-Ray Intrabeam	EBRT
Single Dose Breast	✓	✗	✗	✓	✗
IORT Boost Breast	✓	✗	✗	✓	✗
Dermatology	✓	✗	✗	✓	✓
Advanced Cancers	✓	✗	✗	✗	✓
At time of Surgery	✓	✗	✗	✓	✗
Treatment Time	2 Min	5 Days	5 Days	30 Min	5 Days+
Max Tumor Size	T4**	T1	T1	T1	T4
Oncoplasty Option	✓	✗	✗	✓***	✗
OR Based	✓	✗	✗	✓	✗
Mobile & Self Shielded	✓	✗	✓	✓	✗
Uniform Dose	✓	✗	✗	✗	✓

* Includes time required for actual patient transport

** T4 for advanced cancers, T3 for breast boost, T1 for single dose

*** Some cosmetic side effects involved with Xray

IntraOp Medical Corporation 15

IntraOp Medical Corporation  Benefits of Electrons vs. 50kV X-Rays  Faster treatment times Electrons max 2 minutes vs. 30-40 minutes for X-Ray Electrons have no limitations on tumor shape All cavity-based treatments require the tumor to fit the applicator shape Electrons have no limitations on proximity to skin or chest wall All cavity-based solutions are limited in both instances Cannot treat smaller breast due to this limitation Electrons provide consistent, even dose distribution Poor dose distribution causes excessive dose at applicator wall (fibrosis)  Electrons can treat 100% of breast cases Low voltage X-Rays are limited to 20-30% of breast cases

IntraOp Medical Corporation  Breast Cancer – A Breakout Opportunity  Total Dose IOERT – replacement of ALL external beam radiation Randomized clinical results Single treatment during surgery for lower-risk patients Standard of care in Italy IOERT Boost – IOERT and reduced external beam radiation Therapy begins at time of surgery when cancer is most active Oncoplastic reconstruction without a wait or second operation Shortens external radiation treatment by at least 2 weeks Better local control and long-term survival Better cosmetic results because IOERT spares healthy tissue Standard of care in Austria Nipple sparing mastectomy Create opportunity to kill cancer cells within surface tissue Eliminate need for prosthetic nipple  One machine to treat potentially all breast cancer surgeries

IntraOp Medical Corporation  Milan – European Institute of Oncology (EIO)  Randomized Clinical Trial Conducted by world renown breast surgeon Dr. Umberto Veronesi Can 6 weeks of standard therapy be replaced with IOERT at time of surgery Results (ISIORT, June 2008):  at 3 years the treatments are equivalent and overall survival at 7 years is identical Veronesi:  “In my opinion, the results are equivalent and IOERT will become routinely used in the management of breast cancer.” Impact Many women can replace six weeks of therapy with a one-day treatment Oncoplastic reconstruction at tumor removal vs. second surgery months later Eliminates choice between lumpectomy + 6 week radiation vs. mastectomy Cost savings over traditional 6 week radiation therapy

IntraOp Medical Corporation  Surgery IOERT Boost Reconstruction  Conventional  Start Treatment  Surgery  Radiation  1 – 2 weeks  1 day  Recovery  2 – 6 weeks   6 – 8 weeks  Reconstruction  Recovery  1 day  2 – 4 weeks  Mobetron w/ Boost  Start Treatment  Recovery  Radiation  Recovery  1 – 2 weeks  1 day  2 – 4 weeks  3 – 5 weeks  2 – 4 weeks  Total Time 7 – 14 weeks   Total Time 14 – 40+ weeks  Recovery  2 – 20 weeks   Mobetron Single Fraction  Start Treatment  Surgery IOERT Boost Reconstruction  Recovery  1 – 2 weeks  1 day  2 – 4 weeks  Total Time 3 – 6 weeks   Time Saving and Resource Efficient

IntraOp Medical Corporation  Target Markets   Dermatology Breast Advanced Cancers Advantages - Clinical Data Reimbursement Strong Partner Large Market - Clinical Data Patient Advantages Large Market Momentum - Clinical Data - Strong Allies and supporters Our Challenges Mohs Surgery Current Reimbursement - Limited Patient Volumes Competition (Non- IOERT Treatments) Mohs Surgery Low Voltage X-Ray EBRT in vaulted Linac  MammoSite Intrabeam Xoft EBRT in vaulted Linac Heroic Transport HDR Brachytherapy EBRT in vaulted Linac

IntraOp Medical Corporation  Before  After  Dermatology Applications of Electrons  Squamous cell and basal cell carcinomas Merkel cell carcinoma Kaposi’s sarcoma Cutaneous lymphoma Mycosis fungoides Premalignant skin lesions Paget’s disease Bowen’s disease Keratoacanthoma Lentigo maligna Actinic keratosis Benign skin lesions Keloids Benign lymphoproliferative disorders Pseudotumor Larger lesions unresponsive to other therapies

IntraOp Medical Corporation  Mobetron – A Non-Surgical Solution  Non-Surgical is an attractive option to many patients Patient feels no discomfort Dermatologists can offer a “multi-disciplinary” approach within the practice Electron radiotherapy offers: Equivalence Excellent cure rates Function & cosmesis as compared to surgery All surgerized recurrent lesions should be treated with post-operative radiotherapy  Even with negative margins

IntraOp Medical Corporation  Target Markets – United States    US Institutions-Cancer Academic/Tertiary Care 225  Large Community 800  Small Community 100  Mobile Systems 100  Total US Cancer 1,225      US Institutions-Dermatology Large Practice (>1,500 skin Ca.yr) 200  Small - Medium Practice (< 1,500) 50  Total Derms 250   Total US Centers 1,475

IntraOp Medical Corporation    Target Markets – International Western European Centers Government/University 600  Private 200 Eastern European Centers Government/University 300  Far East Centers (Includes India)  Government/University Private  500 100 Latin American Centers Government/University 400  Private 100  Rest of World Centers (Australia, Middle East, Other)  Government/University Private   200 50   Total International Centers 2,450

IntraOp Medical Corporation  $5B Target Market - $1B Opportunity  Total US Institutions  1,475 % Mobetron Penetration  20% Mobetron US ASP  $1.3MM Mobetrons / customer 1.2  PLUS  $460MM Total Intl Institutions  2,450 % Mobetron Penetration  20% Mobetron Intl ASP  $1.1MM Mobetrons / customer 1.2 EQUALS  $647MM TOTAL MOBETRON MARKET   $1,107MM

IntraOp Medical Corporation  Sales and Marketing

New Customer Support Structure

CUSTOMERS

MARKETING

- Reimbursement
- Web Page
- Sales Kits
- Collateral
- Sales leads
- Industry Conferences
- Public Relations
- Testimonials

FIELD SERVICES

- Program Management
- Site Walks
- Logistics
- Shipping Coordination
- Installation
- Machine Training
- Preventive Maintenance
- Service & Repair

TECH SUPPORT

- Clinical Studies
- Trial Coordination
- Maintain Technical
- Libraries
- Direct Sales Support
- Applied Training
- Physics Support
- White Paper Generation

DISTRIBUTORS

- Market Specific Collateral
- Local Sales Staff
- VAT Coordination
- Local Conference Support
- Forecast & Scheduling

SALES

- "Own" the Customer
- Lead Generation
- Follow-up
- Customer Quotes
- Customer Sat.
- Customer Presentations
- Conferences
- Conferences & Seminars
- Meet Quota

IntraOp Medical Corporation 27

IntraOp Medical Corporation   Worldwide Distributors and Relationships     Name  Country / Region  Chiyoda Technol Corporation  Japan  Candela sp. z.o.o  Poland  Dover Medical  Israel  IntraOp India, Ltd.  India, Pakistan, Bangladesh, Nepal, Sri Lanka  Roger Kao  Korea  Beijing Hui Long Corporation  China  MD51 S.r.l   Italy, Germany, France, Serbia  Admedico aps  Scandinavia  Dutoit  Belgium, Luxemborg  M-Medica  Russia, Ukraine, Belarus  BioMedica  Latin America  Bioterra, S.L.  Spain

IntraOp Medical Corporation  Economic Benefit

IntraOp Medical Corporation  Mobetron Financial Return to SBU’s  Dermatology Pro Forma Assumptions: 200 patients / year with 5% / year increase Current reimbursement figures no pending changes Results: < 2 year payback 50% average ROI for first 5 years

IntraOp Medical Corporation  Mobetron Financial Return to SBU’s (cont.)  Breast Cancer Pro Forma Assumptions: 150 patients year 1 with 10% / year increase 20 referrals year 1 with 10% / year increase Net contribution from each referral is $15,000 each Current reimbursement figures used for year 1 New APC IOERT code added for 2010 and beyond Results: < 2 year payback 101% average ROI for first 5 years

IntraOp Medical Corporation Other Placeholder: Reimbursement ICD-9 – Inpatient CPT – Outpatient Private Payer  (1) APC - 300,302-305,311, (2) ICD-9 III Proc. 92.41  (3) CPT Codes - 77263, 77290, 77300, 77431, 77334, 77470, 77321 (4) Private insurance reimbursement varies greatly, by institution   Current Reimbursement

IntraOp Medical Corporation    Reimbursement Strategy for Breast Cancer  Hired reimbursement specialist to drive and implement process Pinnacle Group – worked with Mammosite APC New Technology Code Single Fraction – Hospital/Technical Reimbursement Validated existing codes unavailable/insufficient  Expect comparable reimbursement 1st half 2009 CPT Professional Code Single Fraction – Professional reimbursement Gain support and submit application April 2009 Applying for reimbursement for March 2011

IntraOp Medical Corporation   Reimbursement Strategy for Advanced Cancers  Hired reimbursement specialist to drive and implement process Pinnacle Group ICD-9 (III) code – 92.41 Inpatient reimbursement for advanced cancer Only private reimbursement for this code, no Medicare yet Submitted comments and customer data to CMS on 9/1/08 CMS collecting actual billing data reported to assign future code value

IntraOp Medical CorporationReimbursement Strategy Timeline  August 2007 COMPLETE  2H 2008 COMPLETE  Q4 2008 COMPLETE  April 2009  April 2009   2011

IntraOp Medical Corporation  Intellectual Property

IntraOp Medical Corporation  Mobetron Barriers to Entry  Only IOERT system that is mobile and self-shielded and can deliver electron IOERT in an unshielded OR IP was initially upheld by a German patent court against an infringing Italian product.  Case under appeal. Patent coverage until 2013 in the US and 2016 in major European countries Estimate that it would take a large Linac company 5 years and $15-20M to develop a competitive product

IntraOp Medical Corporation  Barriers to Entry – Patent Portfolio    US Patent Number Expires Countries Covered Description 5321271 US:  3/30/13 Europe:  2/16/16 U.S., Germany, U.K., France, Italy, Japan, Russia Protects against mobile & self shielded electron linear accelerators 5418372 US:  3/30/13; Europe:  2/16/16 U.S., Germany, U.K., France, Italy, Japan, Russia Extends claims from x-band to include S-band (current conventional units) 5661377 2/17/15 Same, but not in Italy Method of Energy Control used in Mobetron 6078036 5/6/18 Same, but pending in Japan Method of alignment for treatment used with Mobetron

IntraOp Medical Corporation  Progress at IntraOp

IntraOp Medical Corporation  Improvements Under New Management  Sales & Marketing Made key personnel changes and increased staff from 3 to 8 plus international distributors Expanded internationally into Germany and Latin America Focused on increasing testimonials Created sales kits and all new product collateral Built strong reimbursement plan and implemented it Engineering and Operations Began Design for Manufacturing (“DFM”) initiative and started redesign Reconfigured existing office and plant to support growth and internal assembly Personnel changes to prepare for internal assembly and cost cutting Finance Eliminated dilutive convertible debt Eliminated large warrant overhang Authorized 20:1 reverse stock split

Recent Accomplishments    Sold 8 machines since August 2007 – doubled sales (6 shipped) NCI Community Cancer Centers (2) St. Vincent in Indianapolis, Indiana St. Joseph in Orange, California    New international markets First machine in Germany, Latin America (Columbia) Second machine in China, first into the China Military System  Significant progress since financial restructuring in August 2007  IntraOp Medical Corporation

IntraOp Medical Corporation  Recent Accomplishments (cont.)  Strong Worldwide Pipeline Breast and Skin Machines dominate 2009 prospects First Skin Machine installed and operational February 2009 IOERT Breast Treatments Expand to New Countries and centers Europe – Germany, Poland, Netherlands Japan – Nagoya, Gunma China – Beijing Tumor, Beijing General North America – St. Joe’s, Stanford, Case Western, South Florida, Indiana South America – Columbia

IntraOp Medical Corporation  Experienced Management Team  John Powers CEO  Don Goer, Ph.D. CSO, Co-founder  Winfield Jones Marketing &  Strategic Planning  JK Hullett  CFO  Andy Merrill VP of Operations  22 years executive experience in wireless industry – build out, marketing, problem solver CEO of Velocitel Inc., 3 years VP of Business Development and Marketing at Motorola    17 years at Varian Associates in linear accelerators sales, marketing and product development  Recognized and published expert on linear accelerator technology  Principal, Lacuna Capital Former CEO of Concept3D Inc Former CEO of Netidentity   Interim CFO came on board in November. Strong small cap experience as Lacuna Fund Partner Involved in financial re-structuring and change of ownership in August 2007  20+ years in Manufacturing and Operations Responsible for R&D, Cost reduction, and future functionality Strong Design for Manufacturing (DFM) experience Strong functional orientation

Worldwide Presence

ITALY (5):
Ospedale Borgo Trento, Verona
Azienda Ospedaliera S. Croce e Carle, Cuneo
Centro di Riferimento Oncologico, Aviano
Ospedale Maggiore della Carita, U. of Novara, Novara
*Ospedali Riuniti, Trieste, Italy**

POLAND (2)
Jagiellonian University, Krakow,
Wielkopolskie Centrum Onkologii Cancer Center, Poznan

NORTH AMERICA (12)

Arizona: *Mayo Clinic, Scottsdale*

California: *University of California at San Francisco*

*Stanford Hospital and Clinics, Palo Alto**

St. Joseph Hospital, Orange

Florida: *Robert A. Gardner, M.D. Foundation , West Palm Beach**

Southwest Florida Dermrad LLC , Fort Myers,

Kentucky: *University of Louisville*

Indiana: *Methodist Hospitals of Indianapolis*

St. Vincent's Hospital – Indianapolis

North Carolina: *University of North Carolina, Chapel Hill*

Ohio: *The Ohio State University, Columbus*

University Hospital of Cleveland – Case Western

NETHERLANDS (1)
MCH Westeinde, Den Haag

BELGIUM (1)
St. Augustinus Hospital, Antwerp

SPAIN (1)
San Jaime Hospital, Torrevieja

GERMANY (2)
CDT Strahleninstitut, Koln
University Hospital Giessen and Marburg GmbH – Marburg

JAPAN (2)
Nagoya University Hospital,
Gunma Prefectural Hospital

CHINA (2)
Beijing Tumor Hospital
Beijing General Hospital

LATIN AMERICA (1)
Instituto Nacional de Cancerologia, Bogota, Colombia

* *Units to be installed*

IntraOp Medical Corporation 44

Overseas Sales: Contributing Factors vs. US  Europe Reimbursement – IOERT is an accepted technology with good single dose reimbursement on average, approximately $3,500 by indication in many European countries. Thought Leadership – Early leaders in IOERT and published clinical data are well accepted in Europe. Socialized Medicine – Much more receptive to capital equipment that can show a clear cost savings advantage Government Support – Belgian government purchases linacs with equal payment over 10 years. Lower Capital Expenditure Hurdles – Most European countries look at cost savings as well as revenue for ROI.   IntraOp Medical Corporation

Overseas Sales: Contributing Factors vs. US  China Patient Volumes – Current radiotherapy resources are overwhelmed by demand.  Anything that reduces fractions, recurrences, and hospital stays is a priority for administrators Socialized Medicine – Sensitive to long-term cost savings measured by reduced recurrences and increased survival rates Sales Cycle and Budget Decision Making – Hospitals can make fairly quick capital equipment buying decisions  Starts Radiation Therapy at the time of surgery instead of months later.  IntraOp Medical Corporation

IntraOp Medical Corporation  Finance

IntraOp Medical Corporation  Historical Financials    Historical Financials Fiscal Year Fiscal Year ($ in thousands) Sep-07 % of Rev Sep-08 % of Rev  Units Sold 36  Mobetron Revenue $ 3,529 100% $ 6,948 100% Mobetron COGS (2,695) (76%) (5,358) (77%) Mobetron Gross Margin 834 24% 1,589 23%  Service Revenue 418 100% 398 100% Service COGS (188) (45%) (193) (49%) Service Gross Margin 230 55% 205 51%  Total Revenue 3,948 100% 7,346 100% Total COGS (2,883) (73%) (5,551) (76%) Gross Margin 1,065 27% 1,794 24%  OpEx before Depr/Amort 4,505 114% 6,773 92%  Operating Income (3,440) (87%) (4,978) (68%)  Depreciation & Amortization (238) (6%) (2,516) (34%)  Earnings/Loss from Operations (3,678) (93%) (7,495) (102%)  Interest Expense & Other Income (2,349) (59%) (1,113) (15%) Income/Loss Before Taxes (6,027) (153%)  (8,608) (117%) Provision for Income Taxes 0 0% (32) (0%)  Net Income (6,027) (153%) (8,639) (118%)

IntraOp Medical Corporation  Pro Forma Financials Excludes share-based compensation    Pro Forma Financials  Fiscal Year  Fiscal Year  Fiscal Year   ($ in thousands)  Sep-09  % of Rev  Sep-10  % of Rev  Sep-11  % of Rev   Units Sold  9  18  24   Mobetron Revenue  $  10,260  100%  $  21,600  100%  $  28,800  100%   Mobetron COGS  (7,200)  (70%)  (13,050)  (60%)  (15,000)  (52%)   Mobetron Gross Margin  3,060  30%  8,550  40%  13,800  48%   Service Revenue  598  100%  1,195  100%  1,593  100%   Service COGS  (299)  (50%)  (598)  (50%)  (797)  (50%)   Service Gross Margin  299  50%  598  50%  797  50%   Total Revenue  10,858  100%  22,795  100%  30,393  100%   Total COGS  (7,499)  (69%)  (13,648)  (60%)  (15,797)  (52%)   Gross Margin  3,359  31%  9,148  40%  14,597  48%   OpEx before Depr/Amort*  5,520  51%  6,072  27%  6,679  22%   Operating Income  (2,161)  (20%)  3,076  13%  7,918  26%     * Excludes share-based compensation

IntraOp Medical Corporation  Product evolution is very scalable and will dramatically reduce cycle times Drive to three major components with more control of accelerator guide Eliminate the modulator cabinet and integrate external cabling  Aggressive DFM Initiative  Reduce Part Count   Scale Economies  Lean  Manufacturing Practices  Drive to increase off the shelf componentry to cut cost and save time Eliminate discrete connections and cabling to improve reliability and cut maintenance costs Already negotiating lower pricing than modeled from current supplier  As we drive Design for Manufacturing (DFM) we can continue to consolidate existing substrates into assembly modules and improve our turnaround Standardize as much of the major mechanical as possible removing weight and cost  Production and R&D constantly improving manufacturing yields  Actively work with prominent, reliable sources of supply  Potential Upside:  Cost Perspective

IntraOp Medical Corporation Body: ASP of $1,200,000  Mobetron COGS expected to decrease from $900K to $625K over the next 12 to 24 months as a result of our re-engineering efforts   Upside Sensitivity      Upside Sensitivity ($ in thousands) Current Mobetron Projected Mobetron Units Sold 1525 15 25  Mobetron Revenue $ 18,000 $ 30,000 $ 18,000 $ 30,000 $ 60,000  Mobetron COGS  (13,500)  (22,500)  (9,375)  (15,625)  (31,250)   Mobetron Gross Margin  4,500  7,500  8,625  14,375  28,750   Gross Margin %  25%  25%  48%  48%  48%   .  ASP of $1,200,000

IntraOp Medical Corporation  Financial Overview   IOPM Capital Structure as of:   12/31/2008  3/13/2009   Common Shares  392,787,597  392,787,597   Treasury Stock  600,000  600,000   Options  30,342,677  33,142,677   Warrants  16,223,242  41,892,885   Total  439,953,516  468,423,159   Summary Financials ($ millions)   12/31/2008  3/13/2009   FD Market Cap  $13.2  $13.1   Cash  $0.5  $0.5   Debt  $7.3  $8.6   FD Enterprise Value  $20.0  $21.2   Operating Burn  ~$1.5 million / Qtr  ~$1.4 million / Qtr

IntraOp Medical Corporation  Appendix

Revenue Recognition  Revenue is recognized when earned in accordance with applicable accounting standards, including Staff Accounting Bulletins 104, Revenue Recognition in Financial Statements (“SAB 104”), and the interpretive guidance issued by the Securities and Exchange Commission and EITF issue number 00-21, Accounting for Revenue Arrangements with Multiple Elements, of the FASB’s Emerging Issues Task Force.  The Company recognizes revenue on sales of machines upon delivery, provided there are no uncertainties regarding installation or acceptance, persuasive evidence of an arrangement exists, the sales price is fixed or determinable, and collection of the related receivable is reasonably assured.  Revenue from the leasing of machines is recognized over the term of the lease agreements.  No machines have been placed for evaluation.  However, the Company may decide in the future to place a few machines to seed the dermatology market.  IntraOp Medical Corporation

Regulatory Matters  United States We filed and received 510(k) pre-market notification clearance from the FDA in July 1998  Europe We received European EC Certificate approval, or CE Mark, on October 12, 2001  China We received the approval to market and sell in China, or SFDA, on November 23, 2003  Japan We received clearance for sales in Japan, or JIS, in May 2000  IntraOp Medical Corporation